Exhibit 99.1

FOR IMMEDIATE RELEASE

WESTLAKE CHEMICAL ANNOUNCES EXPIRATION AND FINAL RESULTS OF THE EXCHANGE

OFFERS AND CONSENT SOLICITATIONS FOR CERTAIN AXIALL NOTES

HOUSTON, TX (September 6, 2016) – Westlake Chemical Corporation (NYSE: WLK) (“Westlake”) today announced the expiration and final results of its previously announced offers to exchange (the “Exchange Offers”) all validly tendered and accepted notes of each series of notes listed in the table below (collectively, the “Existing Axiall Notes”), previously issued by Axiall Corporation and its wholly-owned subsidiary, Eagle Spinco Inc. (together, “Axiall”), for new notes to be issued by Westlake (collectively, the “New Westlake Notes”), and the related solicitation of consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to amend the indentures governing the Existing Axiall Notes.

As of 11:59 p.m., New York City time, on September 2, 2016 (the “Expiration Date”), the aggregate principal amounts listed in the table below of each series of Existing Axiall Notes had been validly tendered and not validly withdrawn in connection with the Exchange Offers and Consent Solicitations. The final settlement of the Exchange Offers and Consent Solicitations is expected to occur on September 7, 2016.

Series of Axiall Notes to be Exchanged	Aggregate Principal Amount Outstanding(1)	CUSIP No.	Tenders and Consents Received	Percentage of Total Outstanding Principal Amount of Axiall Notes
4.625% Senior Notes due February 15, 2021	$688,000,000	269871AB5	$624,793,000	90.81%
4.875% Senior Notes due May 15, 2023	$450,000,000	05463DAA8	$433,793,000	96.40%

(1)	As of the date hereof, none of the Existing Axiall Notes are known by us to be held by Westlake, Axiall or affiliates thereof.

Documents relating to the Exchange Offers and Consent Solicitations were only distributed to eligible holders (“eligible holders”) of the Existing Axiall Notes who completed and returned an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States within the meaning of Regulation S under the Securities Act. Global Bondholder Services Corporation was the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations and can be contacted at (866) 924-2200 (U.S. toll-free) or (212) 430-3774 (banks and brokers).

The Exchange Offers and Consent Solicitations were made solely to eligible holders pursuant to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement dated August 8, 2016 (the “Offering Memorandum and Consent Solicitation Statement”), and the related Letter of Transmittal and Consent (the “Letter of Transmittal”), as amended by Westlake’s press release dated August 22, 2016, that, collectively, contain a more complete description of the terms and conditions of the Exchange Offers and Consent Solicitations.

The New Westlake Notes have not been registered under the Securities Act or any state or foreign securities laws. Westlake has agreed to use commercially reasonable efforts to file an exchange offer registration statement to register the New Westlake Notes for a new issue of substantially identical debt securities registered under the Securities Act within 365 days after the settlement of the Exchange Offers. Westlake has also agreed to use commercially reasonable efforts to file a shelf registration statement to cover resales of the New Westlake Notes under certain circumstances. The New Westlake Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

About Westlake

Westlake Chemical Corporation is an international manufacturer and supplier of petrochemicals, polymers and building products with headquarters in Houston, Texas. Westlake’s range of products includes: ethylene, polyethylene, styrene, propylene, caustic, VCM, PVC suspension and specialty resins and PVC building products including pipe and specialty components, windows, fence, deck and film.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake completed transaction to acquire Axiall (including financing of the transaction and the benefits, results, effects and timing thereof), all statements regarding Westlake’s and Axiall’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake and Axiall (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake or Axiall based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s and/or Axiall’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake and/or Axiall are unable to predict or control, that may cause Westlake’s and/or Axiall’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s and/or Axiall’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the business combination transaction include, but are not limited to: (i) the ultimate outcome and results of integrating the operations of Westlake and Axiall, (ii) potential adverse reactions or changes to business relationships resulting from the transaction, (iii) competitive responses to the transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (iv) the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, (v) uncertainties as to whether the transaction will have the accretive effect on Westlake’s earnings or cash flows that are expected, (vi) unexpected costs, liabilities, charges or expenses resulting from the transaction, (vii) litigation relating to the transaction, (viii) the inability to retain key personnel, (ix) potential adverse effects on Westlake’s ability to operate Westlake’s business due to the increase in Westlake’s overall debt level contemplated by the transaction, (x) potential diminished productivity due to the impact of the transaction on Westlake’s and/or Axiall’s current and prospective employees, key management, customers, suppliers and business partners and (xi) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s and/or Axiall’s plans, results or stock price are set forth in Westlake’s and Axiall’s respective Annual Reports on Form 10-K and reports on Forms 10-Q and 8-K.

Many of these factors are beyond Westlake’s and/or Axiall’s control. Westlake and Axiall caution investors that any forward-looking statements made by Westlake and/or Axiall are not guarantees of future performance. Westlake and Axiall do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Westlake Media and Investor Contact:

Steve Bender

Westlake Chemical Corp.

713.960.9111

sbender@westlake.com